                                                                    EXHIBIT 23.2

[LOGO OF KPMG]


The Board of Directors
Texon International plc:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG
London
26 May 1998